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Legal Notice The following presentation contains forward looking statements that state PeopleSoft's intentions, beliefs, expectations, or predictions for the future. You are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward-looking statements are only as of the date they are made and PeopleSoft undertakes no obligation to update or revise them. The specific forward-looking statements relate to such matters as the impact of PeopleSoft's combination with J.D. Edwards and the combined Company's projected financial performance. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the PeopleSoft's actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include: our ability to successfully complete the integration of J.D. Edwards into PeopleSoft and to achieve anticipated synergies, economic and political conditions in the U.S. and abroad; the ability to complete and deliver products and services within currently estimated time frames and budgets; the ability to manage expenses effectively; the ability to achieve revenue from products and services that are under development; competitive and pricing pressures; and other risks referenced from time to time in PeopleSoft's filings with the Securities and Exchange Commission. Please refer to PeopleSoft's current annual report on Form 10-K for more information on the risk factors that could cause actual results to differ. Please remember that the Company undertakes no obligation to update any information during this presentation. PeopleSoft has filed a Solicitation/Recommendation Statement on Schedule 14D-9 regarding Oracle's tender offer and a definitive Proxy Statement on Schedule 14A in connection with the PeopleSoft board of directors' solicitation of proxies for the 2004 Annual Meeting of Stockholders. PeopleSoft stockholders should read the Schedule 14D-9 and the 2004 Proxy Statement (including any amendments to such documents) because these documents contain important information. The Schedule 14D-9, the 2004 Proxy Statement, and other public filings made by PeopleSoft with the SEC are available without charge from the SEC's website at www.sec.gov and from PeopleSoft at www.peoplesoft.com. During the course of this presentation, we reference certain non-GAAP financial measures. The Company has used non-GAAP pro forma financial measures, which exclude adjustments related to purchase accounting and restructuring costs, in analyzing financial results because they provide meaningful information regarding the Company's operational performance and facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. Reconciliation of GAAP to non-GAAP financial measures are included in this document and on our website at www.peoplesoft.com. Permission to use reprinted material has been neither sought nor obtained.

Contents Oracle Offer ? Board Considerations Board Focused on Stockholder Value Compelling Plan, Strong Execution Substantial Upside Opportunity

Board Considerations

Oracle's Hostile Actions: An Imminent Threat to Stockholder Value

- ***Threatened Customer Confidence — the "Lifeblood" of PeopleSoft***
  - Public, hostile nature and timing appeared designed to undermine customer confidence and damage stockholder value
    - Timed to disrupt strategically important J.D. Edwards acquisition
  - Customer confidence crucial to drive license revenue – purchasing decisions depend on long-term viability to protect multi-million dollar investments
- ***Subjected Stockholders to Risks of Lengthy & Uncertain Regulatory Process***
  - Highly conditional offer placed the risk onto PeopleSoft stockholders; Oracle could walk away at any time
  - DoJ (with Oracle delays) reviewed for ~9 months before suing to block
  - EU process continues (additional Oracle delays)
- ***Offers Did Not Recognize PeopleSoft's True Value***
  - Valuation inadequate as offers have trailed PeopleSoft's performance and outlook
  - Oracle comments overwhelmingly negative regarding PeopleSoft's prospects and valuation potential

Page 4

PeopleSoft.

Oracle Originally Threatened Customer Confidence…

Larry Ellison *CNBC – Squawk Box* *June 6, 2003*	**"Our intention is we're not going to actively sell PeopleSoft products anymore"**
Peggy O'Neil *Analyst Relations - Oracle* *June 6, 2003*	**"We're not planning to maintain and continue development of PSFT's product lines"** **"Obvious customer advice such as wait on purchases until this is over should be highlighted"(a)**
ABCNEWS.COM *June 10, 2003*	**"… Ellison announced his strategy was to essentially annihilate PeopleSoft, dumping its employees and its products and merely keeping its customer list"**
Jeffery Pfeffer *Stanford Professor* *June 11, 2003*	**"It's a brilliant strategic move to immobilize and distract two competitors and sow confusion in the marketplace … Larry has achieved all of this without having to spend a dollar"**
Mark Ververka *Barron's Online* *June 9, 2003*	**"…[B]y making a run at the company through an offer that was market value in cash, Ellison at the very least can create confusion, uncertainty and chaos among the customers and employees of both PeopleSoft and J.D. Edwards"**

Note: Oracle subsequently revised public statements to indicate intention to support PeopleSoft's product lines.

(a) Undated correspondence with industry analyst.

Page 5

PeopleSoft.

…Leading Analysts To Recommend Delaying Purchases…

Ted Kempf *Gartner Research* *June 7, 2003*	**"If you were about to buy PeopleSoft [products], would you continue? I wouldn't"**
Betsy Burton *Gartner Research* *June 11, 2003*	**"…[Y]ou shouldn't sign the deal until it becomes clear what is going to happen to [PeopleSoft and J.D. Edwards]"**
Aberdeen Group *June 25, 2003*	**"This has the makings of a barroom fight. Larry Ellison set that up by sticking a stake in the second quarter closing of PeopleSoft"**
eMetaprise Research Note *June 3, 2003*	**"…Oracle's assault stalls the proposed [J.D. Edwards] acquisition and creates uncertainty among customers choosing enterprise software solutions"**
Forrester Research *June 11, 2003*	**"PeopleSoft stakeholders should object loudly at a saber-rattling move that hurts customers"**

Page 6

PeopleSoft.

Cameron Steele RBC Capital Markets June 10, 2003 "We are reducing estimates ... We believe many potential and current customers will defer PeopleSoft product purchase decisions until transaction resolution" Nathan Schneiderman Wedbush Morgan June 9, 2003 "The recent merger announcements create uncertainty that could encourage customers to delay decisions involving upgrades or new deals involving J.D. Edwards and PeopleSoft's products" Heather Bellini UBS Securities June 17, 2003 "We continue to believe that the looming Oracle bid is causing potential PeopleSoft customers to delay purchases and believe this will persist until the uncertainty passes" ....Impacting Wall Street's Views on Stockholder Value Tad Piper U.S. Bancorp Piper Jaffray June 17, 2003 "We believe that near term uncertainty will cause some freezing in decisions in the market and accordingly are reducing our estimate for the June quarter"

Oracle Offer: Inadequate Price and High Risk Process "We believe that our [$16] cash offer to acquire PeopleSoft is superior to their current alternatives and also involves substantially less risk for stockholders..." - Oracle Schedule TO (Tender Offer), 6/6/03 "...[T]he PeopleSoft shareholder will look at the $16 a share and think that's a good price and a very, very safe alternative" - Larry Ellison, Oracle Conference Call, 6/6/03 "Our $19.50 cash offer is compelling, certain, and provides value today" - Oracle Investor Presentation, 7/18/03 "We've certainly wounded PeopleSoft... Even if we don't end up closing the deal, this is going to take PeopleSoft time to recover" - Peggy O'Neil, Oracle VP Analyst Relations, 6/7/03 "We like to buy on sale" - Larry Ellison, OracleWorld Conference, 9/9/03 From the Beginning, Oracle's Actions Appear to Have Been an Attempt to Damage a Competitor and Buy PeopleSoft Cheaply

Uniquely Positioned for Continuing Value Creation Extending Competitive Advantage Compelling Plan and Strong Execution Substantial Upside Opportunity Board Focused on Stockholders A process beyond reproach All actions in support of stockholder value Customer Assurance Program protects and creates stockholder value Committed to governance best practices

Focused first and foremost on stockholder value Immediately established a Transaction Committee of independent directors Full Board has met 28 times since initial Oracle offer Transaction Committee has met separately 14 times since initial Oracle offer Thorough and diligent review of all three offers with financial and legal advisors(a) Recognized importance of maintaining business to protect stockholders Correctly recognized the proposed combination would face extensive regulatory delays with PeopleSoft stockholders bearing the risk of an uncertain outcome DoJ has sued to block the proposed acquisition "We believe this transaction is anti-competitive - pure and simple" - R. Hewitt Pate(b) After 9+ months, antitrust scrutiny by the European Commission continues Board Actions Have Supported Stockholder Value A Process Beyond Reproach (a) No advisor fees are contingent on PeopleSoft remaining independent. (b) Department of Justice press release, February 26, 2004. R. Hewitt Pate is the Assistant Attorney General for Antitrust.

Oracle timing designed to disrupt J.D. Edwards acquisition "We've got this war game in a box. This has all been pre-scripted... If they launched on J.D. Edwards, we were going to launch on them" - Larry Ellison, Oracle CEO(a) Accelerated closing of J.D. Edwards acquisition - stock price has appreciated 48%(b) Accelerated closing in order to preserve and realize combination benefits Affirmed and forcefully communicated obvious path to stockholder value Current estimates project an increase in EPS of more than 40% in 2004 Strong signal of commitment to J.D Edwards customers and employees Restructured transaction more accretive to earnings in 2003 and 2004 Board Actions Have Supported Stockholder Value All Actions Support Stockholder Value (a) Wall Street Journal, June 9, 2003. (b) Stock price appreciation from $14.97 (market closing price on June 2, 2004, the day of the J.D. Edwards acquisition announcement) to $22.20 (market closing price on February 20, 2004).

Implemented Customer Assurance Program to protect and create stockholder value No cost or penalty to stockholders according to Oracle "... [T]he conditions that would trigger the money back guarantee will never occur" - Chuck Phillips, Oracle President(a) "... Oracle is firmly committed to PeopleSoft's products and customers and has no intention of tripping these triggers..."(b) Not at all a "novel" or "unprecedented" concept - used before in technology industry(c) Program not perpetual Periodically reviewed by Board Currently set to expire March 31, 2004 Customer protection provision in contracts expires over time Directly contributed to our ability to close over 2,100 transactions since Oracle announcement and achieve record revenue Board Actions Have Supported Stockholder Value Customer Confidence Drives Stockholder Value (a) Source: Oracle Town Hall regarding PeopleSoft, September 3, 2003. (b) Source: Oracle Proxy statement, filed February 24, 2004. (c) Wall Street Journal, March 30, 1999.

Board Has Delivered Stockholder Value Note: Enterprise Software Index is a market-weighted index of BEAS, CA, MERQ, MSFT, ORCL, SAP, SEBL and VRTS. (a) Based on trading days from June 6, 2003 through February, 20, 2004. PeopleSoft Stock Price: Traded above Oracle offer majority of trading days(a) Traded above Oracle offer for 84 consecutive trading days (Oct 3 - Feb 3) Up 48%

Oracle's Current Offer Clearly Trails This Value Creation As measured by 2004E P/E, Oracle has only raised its price 5.5% June 6, 2003 February 4, 2004 % Change 2004E Consensus EPS (a) $0.59 $0.91 54.2% Oracle Offer $16.00 $26.00 62.5% Implied 2004E P/E Multiple 27.1x 28.6x 5.5% (a) CY 2004E consensus EPS estimates per First Call.

Provided timely forum for stockholders to consider and vote upon Oracle- related issues On January 30, we announced that our annual meeting would take place on March 25 Opportunity for stockholders to make a decision as soon as possible Oracle's position: "... [T]his will not prevent PeopleSoft stockholders from having an opportunity to vote for the [Oracle] slate" - Jennifer Glass, Oracle Spokesperson(a) "We're very pleased the process is going to occur" - Michael P. Carroll, Oracle Attorney(b) Note: February 4 - Oracle raised offer to $26 February 26 - DoJ announced block; Oracle withdrew slate Board Actions Have Supported Stockholder Value Additional Actions in Support of Stockholders (a) San Jose Mercury News, January 31, 2004. (b) Oracle attorney, Michael P. Carroll, at hearing in Delaware Chancery Court, February 2, 2004.

Reduced potential future share dilution by 60+ million shares Reduced shareholder-approved evergreen provision from 5% to 1% by 2008 Cancelled additional 9.8 million options available under 1989 plan Terminated 2000 non-statutory stock option plan Executive equity compensation will be 50% performance-based beginning in 2005 Returned capital to stockholders $350 million stock repurchase in Q4 2003 to return excess cash to stockholders Additional $200 million repurchase authorized in Q1 2004 Board Actions Have Supported Stockholder Value Additional Actions in Support of Stockholders

Board includes a majority of independent directors Positions of Chairman and CEO are separate Audit, Compensation and Governance committees include only independent outside directors Formed independent Transaction Committee to evaluate Oracle offers Transaction Committee members meet all ISS, NASDAQ and SEC independence standards Charter & Bylaws allow for election of majority of directors at every annual meeting Board's interests aligned with stockholders through ownership Published corporate governance guidelines Corporate Governance Quotient outperformed 94% of the companies in the Software & Services group(a) Board Actions Have Supported Stockholder Value Committed to Governance Best Practices (a) ISS Corporate Governance Quotient versus Software & Services group as of February 8, 2004.

Conclusions Each offer significantly undervalued PeopleSoft Recognized high risk and conditional nature of each offer, including lengthy regulatory review process and potential damage to PeopleSoft Oracle's actions were a threat to PeopleSoft stockholder value PeopleSoft's Board and independent Transaction Committee thoroughly and diligently analyzed each offer and acted to protect stockholder value Accelerated J.D. Edwards closing Initiated Customer Assurance Program Scheduled annual meeting to provide timely resolution To this day, Oracle's offer can't legally be accepted, and it remains undervalued Board actions have protected and created stockholder value

Uniquely Positioned for Continuing Value Creation Extending Competitive Advantage Compelling Plan and Strong Execution Substantial Upside Opportunity 2nd largest enterprise applications software company 12,100 customers in 150 countries Leadership across 25 industry verticals and market segments Award-winning product solutions for both the enterprise and mid- market segments Delivering strong stockholder returns Generating record financial results Executing on financial and operational synergies Achieving positive customer trends across multiple market segments Implementing other high-impact stockholder value initiatives Board Focused on Stockholders A process beyond reproach All actions in support of stockholder value Customer Assurance Program protects and creates stockholder value Committed to governance best practices

Building Competitive Advantage

Demonstrated Market Leadership…

- **#1 in HCM, #2 in FMS and CRM (a)**
- **Lowest total cost of ownership (TCO) versus Oracle and SAP (b)**
- **Higher customer satisfaction ratings than Oracle and SAP (c)**
- **170+ distinct applications**
- **Leader in 25 industries**
- **Mid-market leader with EnterpriseOne (J.D. Edwards)**
- **Strength in manufacturing, distribution, services and financial**

…Driving Success With Customers

- **Strong win rates in Q4**
  - **Versus Oracle**
    - 4 of the top 6 deals in each of FMS and HCM
  - **Versus SAP**
    - 5 out of the top 9 deals in SCM
  - **Versus Siebel**
    - 9 out of top 10 deals in CRM
- **Over 1/3 of license revenue from new customers in Q3 and Q4 2003**

(a) HCM #1 ranking per Gartner Large-Enterprise HRMS Magic Quadrant, Report M-18-3100, dated October 10, 2002.
FMS #2 ranking per SPEX division of META Group, E-Business Evaluations Financial Accounting 2001 report, dated August 2001.
CRM #2 ranking per META Group 2003 CRM Application Suites METAspectrum, Practice 2068, dated July 28, 2003.
(b) Source: META Group, Deriving Value from 21st Century ERP Applications, Figure 2-30 excluding outliers, dated June 13, 2003.
(c) Source: Forrester WholeView TechStrategy Research, How Satisfied Are Firms with App Vendors, Report 32592, dated September 17, 2003.

Page 20

PeopleSoft.

Outstanding Recent Financial Performance Note: Pro forma operating income, operating margin and EPS exclude impact of purchase accounting adjustments including amortization of intangibles, restructuring charges and deferred revenue adjustments. Dotted areas exclude impact of Oracle-related costs. Growth rates and 2003 operating margin based on financial results excluding impact of Oracle-related costs. GAAP results where noted. Record Operating Income 2002 2003 East 252.636 116.593 10.3 201.107 43.1 Record Total Revenue 2002 2003 East 1.9 2.3 3/31/2000 6/30/2000 9/30/2000 12/31/2000 3/31/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 Operating margin 0.023 0.038 0.058 0.107 0.092 0.107 0.134 0.152 0.131 0.124 0.133 0.151 0.113 0.129 0.143 0.164 GAAP 0.023 0.038 -0.023 0.114 0.092 0.108 0.133 0.152 0.125 0.106 0.133 0.153 0.113 0.101 -0.015 0.035 Expanding Operating Margins Record EPS 2002 2003 0.57 0.25 0.03 0.39 0.08 Other Achievements Completed $350 million stock repurchase in 2003 Added 540 new customers in 2003 Met or exceeded EPS guidance in 16 of the last 17 quarters Generated cash flow of $397 million in 2003 Authorized additional $200 million stock repurchase in 2004 u u u u u Excludes Oracle- related costs Excludes Oracle- related costs

Powerful JDEC Combination Producing Record Results Q402 Q303 Q403 Note: Pro forma operating income and operating margin exclude purchase accounting adjustments including amortization of intangibles, restructuring charges and deferred revenue adjustments. Dollars in millions except per share data. Dotted areas exclude impact of Oracle-related costs. Growth rates based on pro forma financial results excluding impact of Oracle-related costs. GAAP results where noted. Q4 2002 GAAP operating income exceeds pro forma operating income because of a favorable adjustment of $1.2 million related to existing restructuring reserves. License Revenue Total Revenue EPS Operating Income YoY Growth 29.4% Sequential Growth 15.5% YoY Growth 33.9% Sequential Growth 9.8% YoY Growth 22.2% Sequential Growth 10.0% YoY Growth 60.2% Sequential Growth 15.3% Record Q4 2003 Performance Excludes Oracle- related costs Excludes Oracle- related costs

Pro Forma (a) GAAP 2003 EPS $0.64 $0.25 Available Synergies: Pre-Tax (mm) Cross Selling 30 - 40 G&A - Headcount 10 - 15 IT - Infrastructure 15 - 20 Facilities - Duplication 18 - 20 Marketing - Programs 25 - 27 Sales - Consolidation 30 - 35 Consulting - Utilization 30 - 40 Other 9 - 10 $167 - 207 2004 Management Guidance (c) $0.92 - 0.95 $0.62 - 0.65 $0.08 $0.08 2004 Guidance is Highly Achievable - EPS Incremental EPS Impact (b) $0.25 - 0.32 Q4 2003 synergies (actual): $25mm Q4 annualized run rate: $100mm Available Synergies Generate $0.25 - $0.32 of Potential EPS Before Core License Revenue Growth Not Including 2003 Oracle-Related Costs (d) (a) Pro forma EPS excludes purchase accounting adjustments including amortization of intangibles, restructuring charges and deferred revenue adjustments. (b) Excludes $25 million in synergies already reflected in 2003 pro forma EPS. (c) Pro forma EPS excludes GAAP purchase accounting adjustments including amortization of intangibles (approximately $0.19 per share impact), deferred revenue adjustments (approximately $0.07 per share impact), and restructuring charges (approximately $0.04 per share impact). (d) Oracle-related costs of $42.6 million as publicly reported.

Core License Growth Required to Achieve Guidance (b) Oracle (c) SAP (d) IDC (e) 0.05 East 0.02 0.12 0.1 0.05 2004 Guidance is Highly Achievable - License Revenue Reported 2003 License Revenue $539 Two Quarters of "Run Rate" JDEC License Revenue ~$90 Identified Cross / Up-Sell License Revenue ~$40 Core License Growth to Achieve Guidance $31 $44 Core License Growth Required to Achieve Guidance (a) 5% 7% CY 2004E License Revenue Guidance $700 $715 Note: Dollars in millions. (a) Implied license growth rate based on reported 2003 license revenue plus the two quarters of "run-rate" J.D. Edwards license revenue. (b) Implied license growth required to achieve CY 2004E license revenue guidance. (c) Oracle applications license revenue estimates per Banc of America Securities research dated February 11, 2004. Includes applications license revenue only; calendarization per research report. (d) SAP license revenue estimates per Lehman Brothers research dated January 30, 2004. (e) IDC revenue estimates per IDC report #30601 (December 2003). Includes Worldwide Enterprise Applications License and Maintenance Revenue. License Growth Required to Achieve Guidance (b) $10 million cross-sell achieved in Q4 7 integrated solutions Identified specific products and integration opportunities for 2004 + + + - - -

Research Analysts Believe in the Growth Model

Eric Upin ***Wells Fargo*** ***January 30, 2004***	**"We believe January is off to a strong start and that our estimates are achievable … Momentum and morale at PeopleSoft remain strong in spite of the normal friction and dislocation associated with a significant merger"**
Patrick Snell ***Baird*** ***February 10, 2004***	**"Significant cross-selling, upselling and new customer sales exist for PeopleSoft's three distinct product families … by integrating product functionality between the J.D. Edwards and PeopleSoft suites"**
John Torrey ***Adams, Harkness & Hill*** ***February 11, 2004***	**"Disproportionate leverage to the mid-market and manufacturing sector, strong forward growth from CRM and enterprise performance management products, and enhanced productivity of the J.D. Edwards organization should drive revenue and earnings outperformance"**
Chuck Phillips ***Morgan Stanley*** ***January 2003***	**"We believe the company is well-positioned long-term against competitors with regard to its broad, integrated product offering, large customer base and strong management team. PeopleSoft makes the cut of a select few enterprise application suite vendors that will serve global companies for years to come"**

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PeopleSoft.

Uniquely Positioned for Continuing Value Creation Extending Competitive Advantage Compelling Plan and Strong Execution Substantial Upside Opportunity 2nd largest enterprise applications software company 12,100 customers in 150 countries Leadership across 25 industry verticals and market segments Award-winning product solutions for both the enterprise and mid- market segments Delivering strong stockholder returns Generating record financial results Executing on financial and operational synergies Achieving positive customer trends across multiple market segments Implementing other high-impact stockholder value initiatives Exceeding guidance across all key measures Currently undervalued versus historical norms and relative to peers Executing plan drives value well in excess of Oracle offer Improving economic and IT spending environment Board Focused on Stockholders A process beyond reproach All actions in support of stockholder value Customer Assurance Program protects and creates stockholder value Committed to governance best practices

SEBL Group Average (a) SAP PSFT East 45.5 34.3 31.9 24.4 Substantial Valuation Upside 2004 P/E Multiples Note: CY 2004E EPS estimates per First Call consensus as of February 20, 2004. (a) Includes SAP, SEBL, BEAS, CA, MERQ, MSFT, ORCL and VRTS. 2004 EPS Estimates Current Consensus: $0.91 Guidance: $0.92 - $0.95 Note: CY 2004E EPS estimates per First Call consensus (sourced from FactSet) shown daily from June 5, 2003 to February 20, 2004.

Oracle Offer Significantly Undervalues PeopleSoft Forward P/E Multiples (a) Using PeopleSoft First Call consensus 2004 EPS of $0.91 at $26.00 Oracle offer price. (b) Mean ("Group Average") represents average forward P/E multiples of BEAS, CA, MERQ, MSFT, ORCL, SAP, SEBL and VRTS per First Call consensus as of February 20, 2004. SAP and SEBL multiples per First Call consensus as of February 20, 2004. (c) Calculated as average rolling next twelve months (NTM) P/E multiples (daily, using trading days only) based on IBES median EPS estimates per FactSet. (d) Represents low, high and average of the following 11 precedent large enterprise software transactions: Siebel / Scopus (03/98), PeopleSoft / Vantive (10/99), Microsoft / Great Plains (12/00), Peregrine / Remedy (06/01), Fair Isaac / HNC Software (04/02), Microsoft / Navision (05/02), IBM / Rational (12/02), Veritas / Precise (12/02), PeopleSoft / J.D. Edwards (6/03), EMC / Legato (7/03) and EMC / Documentum (10/03). Oracle Offer for PeopleSoft (a) Software Peers (b) Normalized PeopleSoft (c) Selected Transactions (d) P/E 28.6 31.9 30.7 37.1 dotted layer 0 2.4 4.9 11 2nd dotted layer 0 11.2 19 17 Reflects A Control Premium

Wall Street Research Analysts Support Higher Value "Our $30 price target is 31x our FY04 operating EPS estimate of $0.96 ... [W]e believe its stock should trade closer to the group's average P/E of 37x" Eric Upin Wells Fargo January 30, 2004 Patrick Snell Baird February 10, 2004 John Torrey Adams, Harkness & Hill February 11, 2004 "Importantly, we believe investors should close the valuation gap that exists between the Company and its peers ... Reiterate Strong Buy and $30 target" Tad Piper Piper Jaffray February 10, 2004 "... Continued execution of the J.D. Edwards acquisition ... [and] continued improvement in the demand environment ... will begin to narrow the discount to the group average P/E in the 30s ... PeopleSoft remains attractive at current levels" "... PeopleSoft's relatively solid sales execution, respectable profitability and expanding business franchise relative to other best-of-breed application providers could substantiate a group multiple and potentially a premium valuation"

Oracle Offer is Far Below Precedent Large Enterprise Software Transaction Multiples (a) Using implied transaction value and equity analyst consensus estimates for the next four quarters or next calendar year EPS at announcement; Source: FactSet, First Call. (b) PeopleSoft / Vantive, PeopleSoft / J.D. Edwards, EMC / Legato and EMC / Documentum multiples are based on forward calendar year, which is a lower multiple than forward four quarters in each case. (c) "Undisturbed" premium relative to 4/29/02 (day prior to notification from Navision to the Copenhagen Stock Exchange regarding a potential strategic transaction). (d) Source: First Call analyst consensus as of February 3, 2004.

Board Is Focused on Doing the Right Thing for Stockholders Compelling Plan and Strong Execution Substantial Upside Opportunity The Stakes Are High And The Choice Is Clear

2004 Plan

2004 Guidance Note: Pro forma EPS excludes GAAP purchase accounting adjustments including amortization of intangibles (approximately $0.19 per share impact), deferred revenue adjustments (approximately $0.07 per share impact), and restructuring charges (approximately $0.04 per share impact). Pro forma operating margin excludes GAAP purchase accounting adjustments including amortization of intangibles (approximately 3.7% impact on operating margin), deferred revenue adjustments (approximately 1.5% impact on operating margin), and restructuring charges (less than 1% impact on operating margin).

Opportunity: most customers own only 1 or 2 of major Enterprise product categories PSFT always asked to bid - sale often competitive 540 new customers in 2003 Average new business transaction size Increasing 10% from new customers who purchased products from both families New Cross Sell Up Sell East 33 33 34 License Revenue Model - More Opportunities Most customers own 10-12 out of 35 product modules per category Longer sales cycle Average transaction size: $100K to $200K Usually not competitive (a) Enterprise and EnterpriseOne; EnterpriseOne is typically a suite sale. Up-Sell Cross-Sell New Customers New Customers Comprised 1/3 of License Revenue (a)

Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Existing 93.497 55.24 77.829 100.614 125 New 49.746 25.601 33.897 59.846 60 New vs. Existing Customer License Revenue $25 $55 $50 $94 $34 $78 540 New Customers in 2003 $101 $60 ($ in millions) $125 $60

Strong Customer Support New customer additions 182 in Q4 and a total of 540 during 2003 More than 800 transactions per quarter in Q3 2003 and Q4 2003 Q4 2003 - 31 deals greater than $1 million IBM, Wolseley, Lafarge NA Q3 2003 - 25 deals greater than $1 million State of Florida, Wells Fargo, BPB UK Q2 2003 (pre-JDEC) - 32 deals greater than $1 million US Department of Defense, Sybase, Robert Half

$25 million in cost savings in Q4 2003 - 15% ahead of plan Expanded cross-selling opportunities 7 new integrated solutions released 12/03 4 multi-million dollar deals in Q4 2003 Deals completed Q3 - 8 and in Q4 - 12 Reduced real estate footprint by 25+ buildings Consolidated outside vendors and marketing programs Completed joint sales training and kick-off in January 2004 Integration Benefits Realized Ahead of Plan

Strong, Committed Executive Team

- ***Attracts and retains exceptional employees***
- ***Consistent leadership***
  - CEO: Craig Conway (4+ years)
  - CFO: Kevin Parker (3+ years)
  - EVP Chief Marketing Officer: Nanci Caldwell (2+ years)
  - EVP Products and Technology: Ram Gupta (3+ years)
  - EVP Global Services: Michael Gregoire (3+ years)
  - EVP International Ops: Guy Dubois (3+ years)
  - EVP North America Ops: Phil Wilmington (10+ years)
  - SVP, CTO: Rick Bergquist (employee #6)
  - SVP, CIO: David Thompson (10+ years)

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PeopleSoft.

Supporting Valuation and Financial Analysis

Trading Below Recent Historical Valuation Multiples Recent PeopleSoft Forward P/E Multiples Source: Rolling daily IBES median next twelve months (NTM) EPS estimates and stock price data per FactSet.

Trading at a Discount Relative to Peers SAP SEBL PSFT BEAS CA MERQ MSFT ORCL VRTS 31.9 45.5 24.4 36.9 32.3 45.5 22 26.4 34 Mean = 34.3x(a) Source: First Call consensus EPS estimates as of February 20, 2004. (a) Note: Mean excludes PeopleSoft. Enterprise Applications Companies Other Enterprise Software Companies

Relative to SAP and Siebel, PeopleSoft is at the Low End of its Historical Valuation PeopleSoft Forward P/E Multiple as a % of SAP Forward P/E Multiple PeopleSoft Forward P/E Multiple as a % of Siebel Forward P/E Multiple Source: FactSet. NTM median EPS estimates (monthly) per IBES. Current estimates per First Call consensus as of February 20, 2004. Note: SAP data per SAP ADR traded on the NYSE.

Comparative Maintenance Revenue Multiples

Oracle's Offer Significantly Undervalues PeopleSoft's Lucrative Maintenance Stream



Firm Value / CY 2004E Maintenance & Service Revenue
16.0x
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
13.8x
13.0x
11.5x
10.4x
7.2x
SAP
ORCL (a)
SEBL
BEAS (b)
PSFT at Oracle Offer

" ...We are retaining [PeopleSoft's] very valuable maintenance revenue, again that's the **real revenue stream behind this that makes this transaction work for us** ... We want the renewal rates to be high, and if they're high, the **transaction pays for itself**"

--Chuck Phillips

Source: Wall Street research. Calendar Year 2004 data for PSFT (Prudential, 2/9/04), SAP (CSFB, 2/3/04) and SEBL (Wedbush Morgan, 1/22/04). Twelve-months ending November 30, 2004 for ORCL (Wedbush Morgan, 2/5/04). Twelve-months ending 1/31/2005 for BEAS (Banc of America, 1/9/04). Chuck Phillips quote from Oracle Town Hall transcript, July 17, 2003. Firm value calculated as equity value per the treasury method, plus debt, less cash and equivalents as of February 20, 2004.

(a) Includes maintenance and advanced product services revenue.

(b) Includes maintenance and professional services revenue. Break-out not available.

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PeopleSoft.

Pro Forma to GAAP Reconciliation